Exhibit 10.4

STOCKHOLDERS' AGREEMENT

          This Stockholders' Agreement (this "Agreement") dated as of June 13, 2003, by and among (i) NR Holdings, Inc., a Delaware corporation (the "Company"), (ii) the holders of the Company's Common Stock (as defined below) identified in Exhibit A hereto (the "Common Stockholders"), (iii) the holders of the Company's Preferred Stock (as defined below) identified in Exhibit B hereto (the "Preferred Stockholder") and (iv) each of the persons who shall, after the date hereof, acquire any class or series of capital stock, as of the date of such acquisition, including, without limitation, any holder of any Convertible Notes, upon conversion of such notes ("New Stockholders"), and join in and become a party to this Agreement by executing and delivering to the Company an instrument of accession acknowledging such New Stockholder's intention to be bound by the terms of this Agreement (each of such aforementioned persons in (ii), (iii) and (iv) being hereinafter referred to collectively as the "Stockholders" and singularly as a "Stockholder"). This Agreement shall become effective on the date of the Confirmation Order (as defined below).

W I T N E S S E T H:

           WHEREAS, the First Amended Joint Plan of Reorganization of NationsRent, Inc. ("NationsRent"), and NationsRent USA, Inc., NationsRent Transportation Services, Inc., NR Delaware, Inc., NRGP, Inc., NationsRent West, Inc., Logan Equipment Corp., NR Dealer, Inc., NR Franchise Company, BDK Equipment Company, Inc., NationsRent of Texas, LP and NationsRent of Indiana, LP, was filed on February 7, 2003 (as modified by certain modifications filed with the Court on April 16, 2003, May 6, 2003 and May 13, 2003, the "Plan") and confirmed by the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") in the Chapter 11 Cases No. 01-11628 through 01-11639 (Jointly Administered) by Order dated May 14, 2003 (the "Confirmation Order"); and

          WHEREAS, pursuant to the Confirmation Order, NationsRent was merged with and into Las Olas Thirteen Corporation, an indirect Subsidiary of the Company; and

          WHEREAS, the Company and the Stockholders have agreed, among other things, to make certain provisions for the management of the Company and to restrict the transfer of their capital stock.

          NOW, THEREFORE, for and in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.      DEFINITIONS

          In addition to the terms that are separately defined in this Agreement, the following terms shall have the respective definitions set forth below:

          1.1 "Affiliate"      means as to any Person, (a) any Person which directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such Person, or (b) any Person who is a director or executive officer (i) of such Person, (ii) of any Subsidiary of such Person, or (iii) of any Person described in clause (a) above. For purposes of this definition, "control" of a Person shall mean the power, direct or indirect, (i) to vote or direct the voting of more than 10% of the outstanding shares of voting stock of such Person or (ii) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

          1.2       "Baupost Group" shall mean The Baupost Group, L.L.C. and all of its Affiliates.

           1.3      "Board" means the Company's Board of Directors as constituted from time to time.

           1.4      "Common Stock" means the Company's common stock, $0.01 par value per share.

           1.5      "Common Stock Equivalents" means (without duplication with any other Common Stock or Common Stock Equivalents) rights, warrants, options (including, without limitation, employee stock options), convertible securities or indebtedness, exchangeable securities or indebtedness, or other rights, exercisable for or convertible or exchangeable into, directly or indirectly, Common Stock and securities convertible or exchangeable into Common Stock, whether at the time of issuance or upon the passage of time or the occurrence of some future event, including (without limitation) the Preferred Stock and the Convertible Notes.

          1.6       "Convertible Notes" means the 6.5% Subordinated Convertible Notes, due 2008, of the Company, which are convertible into shares of Common Stock.

           1.7      "New Securities" shall mean any Common Stock, Preferred Stock or any security which is convertible into or exchangeable for shares of Common Stock or any option or warrant to acquire such security or Common Stock; provided, however, that "New Securities" shall not include (i) capital stock issued under the exercise of conversion rights of securities of Company outstanding as of the date of this Agreement, including without limitation, Common Stock issuable upon conversion of the Convertible Notes outstanding as of the date of this Agreement, (ii) securities issued from time to time in consideration of the acquisition of another business entity or business segment of any such entity by Company by merger, purchase of substantially all the assets of such entity or business segment, or other reorganization in which Company will own more than fifty percent (50%) of the voting power of such business entity or business segment of any such entity, (iii) securities issued to Company's officers, directors, employees, or consultants under any stock option, stock purchase, or stock bonus plan, agreement, or arrangement approved by the Board, (iv) securities issued or pledged to any bank, lender, supplier, equipment lessor, or other Person in connection with any debt financings, purchases, or equipment leases approved by the Board, (v) securities issued in connection with any stock split, stock dividend, or recapitalization of Company, (vi) securities issued in connection with the exercise of any conversion rights of New Securities of the Company and (vii) any right, option, or warrant to acquire any security convertible into the securities excluded from the definition of New Securities under subsections (i) through (v) above.

          1.8 "      Original Common Stockholder" shall mean each of the Common Stockholders identified in Exhibit A as of the original date of this Agreement.

           1.9      "Permitted Transferee" shall mean (i) the spouse, siblings, parents, the natural and legally adopted children, descendents (including the issue of such Original Common Stockholder's spouse, including by adoption) of an Original Common Stockholder; (ii) any Stockholder or any Affiliate of a Stockholder; (iii) the executors, administrators, testamentary trustees, legatees, beneficiaries or successors by testamentary or intestate succession of an Original Common Stockholder; (iv) a trust or custodianship, the beneficiaries of which include only Original Common Stockholders or their Permitted Transferees as herein defined; and (v) a corporation, partnership or other entity, the stockholders, limited and general partners or other equity owners of which include (and continue to include during the term such entity holds any equity interest in the Company) only Permitted Transferees as defined herein.

           1.10      "Person" means and includes a corporation, a limited liability company, an individual, a partnership, joint venture, trust or governmental body or any department or agency thereof or any other entity.

           1.11      "Phoenix Group" shall mean Phoenix Rental Partners, L.L.C. and all of its Affiliates.

           1.12      "Preferred Stock" means shares of the Company's Preferred Stock, $.01 par value per share.

           1.13      "Qualified Public Offering" means an underwritten public offering on a firm commitment basis under an effective registration statement filed under the Securities Act covering the offer and sale of the Common Stock in which the aggregate net cash proceeds of the offering to Company in the offering equal or exceed $50,000,000.

           1.14      "Securities" means all shares of the Company's Common Stock, Preferred Stock and Convertible Notes held by Persons subject to the terms of this Agreement (including, without limitation, shares of the Company's capital stock issued or issuable upon conversion of Common Stock Equivalents).

           1.15      "Securities Act" means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Securities Exchange Commission (or of any other federal agency then administering the Securities Act) under the Securities Act, all as the same shall be in effect at the time.

           1.16      "Subsidiary" means, as to any Person, a corporation or other entity of which the outstanding shares of stock or other equity interests having ordinary voting power (other than stock or interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors (or comparable body) of such corporation or entity are at the time owned, directly or indirectly through one or more intermediaries, or both, by such Person.

           1.17      "Transfer" shall mean any direct or indirect, voluntary or involuntary, sale, pledge, hypothecation, assignment, transfer or other disposition of any Securities or any economic or voting interest in any Securities.

           1.18      "Transferee" shall mean any person who receives or is offered to receive any Securities pursuant to a Transfer.

2.      PREEMPTIVE RIGHTS

           2.1      The Company hereby grants to the Common Stockholders the preemptive right to purchase such amount of New Securities (as defined below) that the Company may, from time to time, propose to sell and issue that will enable the Common Stockholders to participate pro rata in such issuance. Each Common Stockholder's pro rata share ("Pro Rata Share") shall be the percentage determined by the fraction the numerator of which is the number of shares of Common Stock held by such Common Stockholder immediately prior to the issuance of New Securities and the denominator of which is the sum of the total number of shares of Common Stock outstanding immediately prior to the issuance of New Securities. Such preemptive right shall not apply to a Qualified Public Offering.

           2.2      If the Company proposes to issue New Securities, it shall give each Common Stockholder written notice (the "Rights Notice") of its intention, describing the New Securities, the number, the price, and the general terms upon which the Company proposes to issue them. Each Common Stockholder shall have thirty (30) days from the date of mailing of the Rights Notice to agree to purchase all or any part of its Pro Rata Share of such New Securities for the price and upon the general terms specified in the Rights Notice by giving written notice to the Company setting forth the quantity of New Securities it elects to purchase. Each Common Stockholder electing to purchase New Securities shall deliver the purchase price for the New Securities and otherwise comply with the general terms of sale set forth in the Rights Notice on the thirtieth (30th) day after the date of mailing of the Rights Notice (or such other date as agreed to by the Company and the Common Stockholders) and the Company shall deliver duly registered share certificates or other instruments, as applicable, for the New Securities in exchange therefor.

           2.3      If for any reason the Common Stockholders do not elect to purchase all of the New Securities pursuant to the Rights Notice, then the Common Stockholders who purchased New Securities in Section 2.2 above (the "Qualified Stockholders") shall be entitled to purchase the remaining unpurchased New Securities (the "Available Securities") pursuant to the Rights Notice. As soon as practicable after the Company has determined that there will be Available Securities, but in any event within five (5) days after the expiration of the 30-day period referred to in Section 2.2 above, the Company shall give a written notice (the "Option Notice") to the Qualified Stockholders setting forth the number of Available Securities and the price for each share of Available Security. The Qualified Stockholders may elect to purchase (pro rata in respect of their relative holdings of Common Stock) all or any part of such Available Securities, for the price and upon the general terms specified in the Rights Notice by giving written notice to the Company within five (5) days after receipt of the Option Notice setting forth the quantity of Available Securities it elects to purchase. Each Qualified Stockholder electing to purchase Available Securities shall deliver the purchase price for the Available Securities and otherwise comply with the general terms of sale set forth in the Rights Notice within fifty (50) days after the date of mailing of the Rights Notice (or such other date as agreed to by the Company and the Qualified Stockholders) and the Company shall deliver duly registered share certificates or other instruments, as applicable, for the Available Securities in exchange therefor.

           2.4      If the Common Stockholders shall still fail to exercise in full the right to purchase New Securities within the period or periods specified in Sections 2.2 and 2.3 above, the Company shall have ninety (90) days after the date the Rights Notice is given to sell the unsold New Securities at a price and upon terms specified in the Rights Notice to any third parties. If the Company has not sold the New Securities within said ninety (90) day period, the Company shall not thereafter issue or sell any New Securities without first offering such securities to the Common Stockholders in the manner provided in this Article 2.

3.      RESTRICTIONS ON TRANSFER BY STOCKHOLDERS

           3.1      Restrictions on Transfer by Stockholders. No Stockholder may effect, cause to be effected or permit the Transfer, and the Company shall not register the Transfer by a Stockholder, of Securities, except in accordance with the provisions set forth in this Agreement. Prior to consummation of any Transfer such party shall cause the Transferee to execute an agreement (a "Joinder Agreement") in form and substance reasonably satisfactory to the Company, providing that such Transferee shall fully comply with the terms and provisions of this Agreement, as if such Transferee had executed this Agreement as an "Original Common Stockholder" in the first instance. Any Transfer not complying with the provisions of this Agreement shall not be given effect by the Company or be effective for any purpose and any purported Transferee of such a Transfer shall not acquire any right or interest in the Securities covered by such purported Transfer. Each certificate or instrument transferred as above provided shall bear the legend set forth in Section 3.2.

           3.2      Legend. Each certificate for Securities owned of record by the Stockholders shall bear thereon substantially the following legend:

"THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED OR SOLD, UNLESS IT HAS BEEN REGISTERED UNDER SUCH SECURITIES ACT OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE. THIS SECURITY IS SUBJECT TO RESTRICTIONS ON TRANSFER, VOTING RESTRICTIONS AND OTHER TERMS AND CONDITIONS SET FORTH IN THE STOCKHOLDERS' AGREEMENT DATED AS OF JUNE 13, 2003, AS AMENDED FROM TIME TO TIME, A COPY OF WHICH MAY BE EXAMINED AT THE COMPANY'S PRINCIPAL EXECUTIVE OFFICES."

4.      RIGHT OF FIRST OFFER TO INVESTORS

           4.1      Except for Transfers to a Permitted Transferee or Transfers permitted pursuant to or contemplated by Article 5 or Article 6, if any Stockholder (a "Selling Stockholder") desires to Transfer any Securities (the "Offered Securities"), prior to any Transfer, it shall give written notice of the proposed Transfer (the "Notice of Intention") to the Company, specifying the type and number of Offered Securities which such Selling Stockholder wishes to Transfer, the proposed purchase price (the "Offer Price") therefor and all other material terms and conditions of the proposed Transfer. The Company shall immediately deliver a copy of the Notice of Intention to each of the Common Stockholders other than the Selling Stockholder (the "Remaining Stockholders").

           4.2      For a period of fifteen (15) business days (the "Option Period") following its receipt of the Notice of Intention, the Company shall have the exclusive right and option (but not the obligation) to purchase at the Offer Price and on the other terms specified in the Notice of Intention, any or all of the Offered Securities. The rights of the Company set forth herein are exercisable by delivery of a notice to the Selling Stockholder (the "Company Notice of Exercise"), with a copy thereof to each Common Stockholder, within the time period specified herein.

           4.3      For a period of five (5) business days after receipt of the Company Notice of Exercise or, if no Company Notice of Exercise is so received, for a period of twenty (20) business days following its receipt of the Notice of Intention, each of the Remaining Stockholders shall have the irrevocable right to purchase at the Offer Price and on the other terms specified in the Notice of Intention, any or all of the Offered Securities, pro rata in accordance with their holdings of Common Stock; provided, however, that if any Remaining Stockholder does not purchase any or all of its Pro Rata Share of the Offered Securities, the other Remaining Stockholders shall have the right to purchase such portion, pro rata, until all of such Offered Securities are purchased or until such other Remaining Stockholders do not desire to purchase any more Offered Securities. The right of the Remaining Stockholders pursuant to this Section 4.3 shall be exercisable by delivery of a notice (the "Remaining Stockholders Notice") setting forth the maximum number of Offered Securities that such Remaining Stockholder wishes to purchase, including any number which would be allocated to such Remaining Stockholder if any other Remaining Stockholder does not purchase all or any portion of its pro rata portion, to the Selling Stockholder, the Company and the other Remaining Stockholders and shall expire if unexercised within such twenty (20) business day period.

           4.4      Notwithstanding the foregoing provisions of this Article 4, unless the Selling Stockholder shall have consented to the purchase of less than all of the Offered Securities, the Company and the Remaining Stockholders may not purchase any Offered Securities unless all of the Offered Securities are to be purchased.

           4.5      If all notices required to be given pursuant to this Article 4 have been duly given, and the Company and/or the Remaining Stockholders determine not to exercise their respective options to purchase all of the Offered Securities at the Offer Price and on the other terms specified in the Notice of Intention or determine, with the consent of the Selling Stockholder, to exercise their options to purchase less than all of the Offered Securities, then the Selling Stockholder shall have the right, for a period of fifty (50) business days from the earlier of (i) the expiration of the last applicable option period pursuant to this Article 4 or (ii) the date on which such Selling Stockholder receives notice from the Remaining Stockholders that they will not exercise in whole or in part (as applicable) the options granted pursuant to this Article 4 to enter into an agreement to sell to a third party (a "Third Party") the Offered Securities remaining unsold under this Article 4 at a price not less than the Offer Price and on the same terms as set forth in the Notice of Intention; provided that prior to any such Transfer to a Third Party, such Third Party executes and delivers to the Company, for the benefit of the Company and all Stockholders, a Joinder Agreement and thereby becomes a party to this Agreement.

          4.6      The closing of any purchase and sale of any Securities pursuant to this Article 4 shall take place on such date, not later than sixty-five (65) business days after the delivery to the Selling Stockholder of the Remaining Stockholders Notice, as the Selling Stockholder shall select. At the closing of such purchase and sale, the Selling Stockholder shall deliver certificates or other instruments, as applicable, evidencing the Offered Securities being sold duly endorsed or accompanied by written instruments of transfer in form satisfactory to the purchasers thereof, duly executed by the Selling Stockholder, free and clear of any liens, against delivery of the Offer Price therefor and an executed Joinder Agreement.

           4.7      If the Selling Stockholder has not sold the Securities subject to the Notice of Intention within said sixty-five (65) business day period, the Selling Stockholder shall not thereafter sell any Securities without again first offering such Securities to the Company and, subsequently, the Common Stockholders, in the manner provided in Sections 4.1, 4.2, 4.3 and 4.4 above.

5.      "TAG-ALONG" RIGHTS AND OBLIGATIONS

           5.1      If at any time prior to the consummation of a Qualified Public Offering any Common Stockholder or group of Common Stockholders holding in the aggregate in excess of 40% of all the outstanding shares of Common Stock (on a fully-diluted basis) proposes to Transfer (other than a pledge) any or all of its shares of Common Stock to any Person or group of Persons (an "Acquirer") other than a Permitted Transferee (a "Disposition"), such Common Stockholder (the "Disposing Holder") shall, after compliance with the provisions of Article 3 hereof, at least thirty (30) business days prior to the consummation of the Disposition, give notice (a "Disposition Notice") to the Common Stockholders describing the terms and conditions of the Disposition in reasonable detail, including the proposed price per share of Common Stock, the method of payment, the anticipated closing date and the identity of the proposed Acquirer, and stating that the Common Stockholders may elect to participate pro rata in accordance with their holdings of Common Stock, in such Disposition in accordance with this Article 5.

           5.2      The election to participate in the Disposition by the Common Stockholders pursuant to Section 5.1 above shall be exercised by notice to the Disposing Holder given within the time period specified in the Disposition Notice, which time period shall not be less than five (5) or greater than twenty (20) business days after such Disposition Notice is given. If any Common Stockholder gives notice of its election to sell, it shall be obligated to sell the shares of Common Stock specified in its notice upon the terms and subject to the conditions specified in Section 5.1 above to the Acquirer, conditional upon the closing of the Disposition.

          5.3       If the Acquirer pursuant to the Disposition has a specified limited number of shares of Common Stock which it is willing to purchase in the aggregate (the "Maximum Number"), each Common Stockholder shall have the right to sell to the Acquirer that number of shares of Common Stock owned by such Common Stockholder which equals the product of (a) the Maximum Number times (b) a fraction, the numerator of which is the number of shares of Common Stock such Common Stockholder desires to sell and the denominator of which is the aggregate number of shares of Common Stock proposed to be sold by the Disposing Holder and the Common Stockholders participating in the Disposition, all as of such date.

           5.4      The sale or Transfer of the shares of Common Stock to the Acquirer by the Disposing Holder and by the Common Stockholders electing to participate in the Disposition pursuant to this Article 5 shall occur simultaneously. If the Acquirer declines to purchase from such Common Stockholders each such Common Stockholder's proportionate number of shares of Common Stock pursuant to this Article 5, the Disposing Holder will not sell any shares of Common Stock to the Acquirer.

6.      DRAG-ALONG RIGHTS

          6.1      If the Stockholders owning at least 51% of the Common Stock (the "Requisite Stockholders") approve a sale of the Company or substantially all of its assets to a third party in an arm's-length transaction in which such purchaser is not the Company or an Affiliate of the Company (an "Approved Sale"), whether by way of merger, consolidation, sale of stock or assets, or otherwise, all Stockholders shall consent to and raise no objections against the Approved Sale, and if the Approved Sale is structured as (i) a merger or consolidation of the Company, or a sale of all or substantially all of the Company's assets, each Stockholder shall waive any dissenters rights, appraisal rights or similar rights in connection with such merger, consolidation or asset sale, or (ii) a sale of the stock of the Company, the Stockholders shall agree to sell their capital stock on the terms and conditions approved by the Requisite Stockholders. The Stockholders shall take all necessary and desirable actions approved by the Requisite Stockholders in connection with the consummation of the Approved Sale, including the execution of such agreements and such instruments and other actions reasonably necessary (i) to provide the representations, warranties, indemnities, covenants, conditions, non-compete agreements, escrow agreements and other provisions and agreements relating to such Approved Sale, to the extent reasonably customary in similar transactions, and (ii) to effectuate the allocation and distribution of the aggregate consideration upon the Approved Sale as set forth below; provided, however, no Stockholder shall be liable for more than his or its pro rata share (based upon the number of shares of capital stock held and not the amount of consideration received) of any liability for misrepresentation or indemnity and such liability shall not exceed the total purchase price received by such Stockholder for his or its capital stock, after taxes and expenses. Notwithstanding any provision herein to the contrary, and for the avoidance of doubt, the provisions of Section 4.1 shall be inapplicable to an Approved Sale.

          6.2      The obligations of the Stockholders pursuant to Section 6.1 above are subject to the following conditions:

(a) subject to Section 6.2(b) below, upon consummation of the Approved Sale, each Stockholder shall receive the same proportion of the aggregate consideration from the Approved Sale with respect to its capital stock that such Stockholder would have received if such aggregate consideration had been distributed by the Company in complete liquidation pursuant to the rights and preferences set forth in the Company's Certificate of Incorporation as in effect immediately prior to such Approved Sale (giving effect to applicable orders of priority);

(b) if any Stockholders are given an option as to the form and amount of consideration to be received, all Stockholders will be given the same option;

(c) all holders of then currently exercisable, convertible or exchangeable Common Stock Equivalents will be given, at the option of the Company, the opportunity to either (i) exercise, convert or exchange such securities prior to the consummation of the Approved Sale (but only to the extent such Common Stock Equivalents are then currently exercisable, convertible or exchangeable) and participate in such sale as a Stockholder to the extent of the shares of Common Stock receivable upon such exercise, conversion or exchange, or (ii) upon the consummation of the Approved Sale, receive in exchange for such securities, consideration equal to the amount determined by multiplying (x) the same amount of consideration per share of Common Stock received by the holders of shares of Common Stock in connection with the Approved Sale less the exercise price per Common Stock Equivalent, if any, by (y) the number of shares of Common Stock for which such Common Stock Equivalents are then currently exercisable, convertible or exchangeable;

(d) no Stockholder shall be obligated to make any out-of-pocket expenditure prior to the consummation of the Approved Sale (excluding modest expenditures for postage, copies, etc.) and no Stockholder shall be obligated to pay more than his or its pro rata share (based upon the amount of consideration received) of reasonable expenses incurred in connection with a consummated Approved Sale to the extent such costs are incurred for the benefit of all Stockholders and are not otherwise paid by the Company or the acquiring party, provided that a Stockholder's liability for such expenses shall be capped at the total purchase price received by such Stockholder for his or its capital stock; and

(e) Stockholders holding less than 10% of the Company's capital stock shall not be required to provide any representations or indemnities in connection with the Approved Sale, other than representations and indemnities concerning such Stockholder's valid ownership of his or its capital stock, free and clear of all liens, encumbrances and adverse claims, such Stockholder's authority, power and right to enter into and consummate such purchase or merger agreement without violating any other agreement and other representations and indemnities which are individual to such Stockholder.

7.        BOARD OF DIRECTORS; GOVERNANCE

               7.1        Election of Directors. The Stockholders agree to take all actions, including without limitation, the voting of all Securities entitled to vote, the execution of written consents, the calling of special meetings, the removal of directors, the filling of vacancies, the waiver of notice and the attending of meetings:

(a) such that the Board has no more than seven (7) members; and

(b) to effect the designation and election as members of the Board of the following persons:

(i) two (2) representatives selected by the Phoenix Group (the "Phoenix Representatives"), such right to continue as long as the Phoenix Group collectively holds at least fifteen percent (15%) of the then outstanding shares of Common Stock; provided, that, if the Phoenix Group ceases to be a holder of at least fifteen percent (15%), but holds more than five percent (5%), of the then outstanding shares of Common Stock, then the Phoenix Group shall have the right to designate one (1) representative (the Stockholders also agree that as long as there are two (2) Phoenix Representatives on the Board, they shall be elected by the Stockholders as Co-Chairmen of the Board and as long as there is only one Phoenix Representative on the Board, he or she will be elected by the Stockholders as Chairman of the Board);

(ii) two (2) representatives selected by the Baupost Group (the "Baupost Representatives"), such right to continue as long as the Baupost Group collectively holds at least fifteen percent (15%) of the then outstanding shares of Common Stock; provided, that, if the Baupost Group ceases to be a holder of at least fifteen percent (15%), but holds more than five percent (5%), of the then outstanding shares of Common Stock, then the Baupost Group shall have the right to designate one (1) representative;

(iii) the then Chief Executive Officer ("CEO") of the Company if the employment contract with such Person required such Person to be a member of the Board;

(iv) one (1) representative which shall be "independent," selected by the holders of a majority of the then outstanding shares of Common Stock, voting as one class (the "Independent Representative"); provided, that, such Independent Representative shall not be an Affiliate of either the Phoenix Group or the Baupost Group; and

(v) one (1) representative to be selected by the holders of a majority of the then outstanding shares of Common Stock, not including such shares held by either the Phoenix Group or the Baupost Group (the "Minority Representative");

          provided, that, if the right to designate one or more directors pursuant to any or all of clauses (i), (ii) or (iii) of this Section 7.1(b) shall cease, such director(s) shall be selected by the holders of a majority of the outstanding shares of Common Stock.

(c) such that each person or group of persons entitled to designate a director or a replacement for a director pursuant to Section 7.1(b) above shall also be entitled to designate the removal of such director with or without cause and a replacement for any director so removed.

           7.2      Information Requirement. The Company agrees that, until the completion of a Qualified Public Offering, (i) all Stockholders shall be furnished with: (a) all management letters of accountants of the Company and its Subsidiaries; (b) annually, within 120 days of the end of each fiscal year, an annual report, including audited financial statements and management's discussion and analysis of the Company's financial condition and results of operations (a "Management Report"); and (c) quarterly, within 45 days of the end of each fiscal quarter, a report, including unaudited financial statements and a Management Report; and (ii) each Stockholder holding (together with its Affiliates) at least 2% of the outstanding shares of Common Stock (an "Eligible Stockholder") shall upon request be furnished with a copy of a summary annual budget of the Company and its Subsidiaries (including a projected balance sheet and projected statements of income and cash flows), promptly following approval thereof by the Board, and in any event not later than the ninetieth (90th) day of the fiscal year to which such budget relates; provided, that each such Stockholder shall execute and deliver to the Company a standard and customary confidentiality agreement in form and substance reasonably acceptable to the Company prior to receiving a copy of a summary annual budget. In addition to the written information to be provided by the Company pursuant to this Section 7.2, at least twice each fiscal year the Company shall host a stockholder conference call, with the two calls not less than five (5) months apart (the "Required Conference Calls"). Each Eligible Stockholder may participate in such Required Conference Call. The Company shall provide notice of such a Required Conference Call to Eligible Stockholders not less than ten (10) business days prior to the call. Furthermore, upon the request of any Eligible Stockholder, the Company also shall host additional stockholder conference calls ("Optional Conference Calls"); provided, that: (a) the Company shall not be required to host more than two (2) Required Conference Calls and two (2) Optional Conference Calls in any fiscal year, and (b) an Eligible Stockholder may not request an Optional Conference Call until at least sixty (60) days after the most recent Required Conference Call. The notice provisions applicable to Required Conference Calls shall apply to Optional Conference Calls. During such conference calls, Eligible Stockholders shall have the opportunity to ask senior management of the Company customary questions about the financial and operating performance of the Company. Notwithstanding anything to the contrary in this Agreement, for as long as the Liquidating Trust is in existence, the Liquidating Trust shall be deemed an Eligible Stockholder regardless of its percentage ownership of the outstanding shares of Common Stock.

          7.3      Confidential Information. Each Stockholder agrees that it will not disclose, and will cause its respective Affiliates not to disclose, at any time during or after the term of this Agreement, except as required by law, to any person or entity any non-public information (including, without limitation, the written or oral information that may be provided to such Stockholder pursuant to Section 7.2 above) concerning the business, customers or affairs of the Company or any of its Affiliates, including, by way of example and without limitation, matters of a business nature, such as business plans, prospects, financial information, proprietary information about costs, profits, markets, sales, lists of customers and suppliers of the Company and its Subsidiaries, information relating to the management, operation and planning of the Company and its Subsidiaries, and other information of a similar nature to the extent not available to the public, and plans for future development for any reason or purpose whatsoever, nor shall a Stockholder make or permit any of its respective Affiliates to make use of any Confidential Information for its own purpose or for the benefit of any person or entity except the Company or any Affiliate thereof.

          7.4      Cooperation. In the event that the Board determines that it is advisable and in the best interest of the Company and its stockholders to commence a Qualified Public Offering, the Stockholders shall execute and deliver such agreements, certificates, side letters, and other documentation customarily delivered by stockholders of a company undertaking a public offering, which shall include but not be limited to, any customary "lock-up" agreements requested by the underwriters for such Qualified Public Offering.

8.      COMPANY COVENANTS

          8.1      In the event that the Board shall establish an executive committee, compensation committee or audit committee (or any other committees having authority delegated by the Board, not including any committee whose role is strictly advisory), the Minority Representative shall have the right, but not the obligation, to serve on each of such committees. Such right shall be contingent upon the Minority Representative's continuing availability to attend substantially all meetings of the committee or committees on which he serves and his ability to fulfill the other duties required of him as a committee member, in each case, substantially to the same extent as is required of other committee members.

          8.2      Without first obtaining the approval of the Stockholders holding at least 66 2/3% of all shares of Common Stock held by all Stockholders, the Board shall not adopt any equity compensation plan that would permit the issuance of shares of Common Stock or options, warrants or other rights to acquire shares of Common Stock, that, together with any such shares and rights previously granted or subject to plans previously adopted, would exceed at the time such plan is adopted, 10% of the aggregate of all of the then issued and outstanding shares of Common Stock plus shares of Common Stock that would be issued and outstanding upon the full exercise of all options, warrants or other rights.

9.     MISCELLANEOUS

          9.1      Successors and Assigns. Except as otherwise provided herein, all of the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the respective successors and assigns of the parties hereto. No Stockholder may assign any of its rights hereunder to any Person other than a Transferee that has complied with the requirements as provided herein in all respects. The Company may not assign any of its rights hereunder to any Person other than an Affiliate of the Company. Except as provided in Section 3.1, if any Transferee of any Stockholder shall acquire any shares of Common Stock in any manner, whether by operation of law or otherwise, such shares shall be held subject to all of the terms of this Agreement, and by taking and holding such shares such Person shall be entitled to receive the benefits of and be conclusively deemed to have agreed to be bound by and to comply with all of the terms and provisions of this Agreement.

          9.2      Amendment and Modification; Waiver of Compliance.

(a) This Agreement may be amended only by a written instrument duly executed by 66-?% of the holders of all of the shares of Common Stock at the time outstanding and held by Stockholders, except that any amendment of Section 9.14 of this Agreement also shall require the consent of the Liquidating Trust. In the event of the amendment or modification of this Agreement in accordance with its terms, the Stockholders shall cause the Board to meet as soon as practicable following such amendment or modification or as soon thereafter as is practicable for the purpose of adopting any amendment to the Certificate of Incorporation and Bylaws of the Company that may be required as a result of such amendment or modification to this Agreement, and, if required, proposing such amendments to the Stockholders entitled to vote thereon.

(b) Except as otherwise provided in this Agreement, any failure of any of the parties to comply with any obligation, covenant, agreement or condition herein may be waived by the party entitled to the benefits thereof only by a written instrument signed by the party granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

          9.3      Term. All provisions of this Agreement shall terminate (a) in respect of all parties, upon the consummation of a Qualified Public Offering; (b) in respect of any party, when such party (and its Affiliates who acquired shares of Common Stock from such party) no longer owns any Common Stock or Common Stock Equivalents; and (c) in any event, upon the dissolution and final liquidation and winding-up of the Company.

          9.4      Agreement. Notwithstanding anything to the contrary in the Company's Certificate of Incorporation or Bylaws, the Stockholders agree to be bound by the provisions of this Agreement.

          9.5      Severability. In the event that any court or any governmental authority or agency declares all or any part of any Section of this Agreement to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate any other Section of this Agreement, and in the event that only a portion of any Section is so declared to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate the balance of such Section.

          9.6      Notices. All communications in connection with this Agreement shall be in writing and shall be deemed properly given if (a) hand delivered or sent by overnight courier with adequate evidence of delivery or sent by registered or certified mail, return receipt requested, and (b) sent by telecopier with adequate confirmation of receipt, and, if to a Stockholder, addressed to the Persons and at such addresses as are set forth below such Stockholder's name on Exhibit A or Exhibit B hereto, or, if no such Person or address appears, at such Stockholder's address as shown on the books of the Company or its transfer agent, and if to the Company, at its offices at:

NR Holdings, Inc. 450 East Las Olas Boulevard, 14th Floor Fort Lauderdale, Florida 33301 Attention: General Counsel Telephone: (954) 759-5838 Facsimile: (954) 759-6992

or such other addresses or Persons as the recipient shall have designated to the sender by a written notice given in accordance with this Section 9.6. Any notice called for hereunder shall be deemed given when received.

           9.7      Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to agreements between Delaware residents entered into and to be performed entirely within Delaware.

          9.8      Counterparts. This Agreement may be executed in two or more counterparts, (including executed counterparts delivered and exchanged by facsimile transmission), each of which shall be deemed an original but all of which shall together constitute one and the same instrument. A written consent executed pursuant to Section 9.2 of this Agreement shall be deemed to be part of, and constitute a counterpart of, this Agreement.

          9.9      Headings. The headings used herein are solely for the convenience of the parties and shall not serve to modify or interpret the text of the Sections at the beginning of which they appear.

          9.10      Dividends. If, during the term of this Agreement, there is a dividend of any security, stock split or other change in the character or amount of any of the Company's outstanding securities, then in such event any and all new, substituted or additional securities to which a Stockholder is entitled by reason of its ownership of Securities shall, upon issuance, be immediately subject to the provisions of this Agreement and shall be deemed included in the term "Securities" for all purposes of this Agreement with the same force and effect as the Securities presently subject to this Agreement and with respect to which such new, substituted or additional securities were distributed.

          9.11      Joinder of Additional Stockholders. The parties agree that as a condition precedent to the issuance by the Company of any of its equity securities (or securities convertible into or exercisable or exchangeable for equity securities, including, without limitation, any shares of Common Stock issued in connection with any conversion of the Convertible Notes) after the date of this Agreement, the Company will require the acquiror to execute a Joinder Agreement to this Agreement and thereby become a party to this Agreement as a "Stockholder" and Exhibit A and Exhibit B, as applicable, shall be revised to reflect the foregoing.

          9.12      Arbitration. Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the Arbitrator(s) may be entered in any Court having jurisdiction thereof.

          9.13       Entire Agreement. This Agreement embodies the entire agreement and understanding among the Company and the Stockholders and supersedes all prior oral and written agreements and understandings relating to the subject matter hereof.

          9.14       Liquidating Trust. Notwithstanding anything to the contrary in this Agreement, if at any time the Company exercises its rights under that certain Call Agreement, dated the date hereof, by and between the Trustee (the "Trustee") of the NationsRent Unsecured Creditor's Liquidating Trust (the "Liquidating Trust") and the Company (the "Call Agreement"), the provisions of the Call Agreement shall supersede this Agreement, including, without limitation, any requirement of the Trustee or the Liquidating Trust to offer any Securities held by the Liquidating Trust to the Company or the other Stockholders as provided in this Agreement. However, if the Company does not exercise its rights under the Call Agreement and any Securities are distributed by the Liquidating Trust to its beneficiaries, then prior to such distribution, each such beneficiary shall be asked to, but not required to, execute a Joinder Agreement to become a party to this Agreement. In addition, notwithstanding anything to the contrary in this Agreement, the provisions of Article 4 of this Agreement shall apply to the Liquidating Trust only to the extent that the Offered Securities must be offered for purchase to the Company, and not to the other Stockholders of the Company; provided, however, that the Option Period referred in Section 4.2, pursuant to which the Company shall have the exclusive option to purchase the Offered Securities, shall be for a period of thirty (30) business days.

[THIS SPACE INTENTIONALLY LEFT BLANK]

          This Agreement is hereby executed as of the date first above written.

THE COMPANY:

NR HOLDINGS, INC.

By:
Name: Joseph H. Izhakoff
Title: Executive Vice President, General
           Counsel and Secretary

COMMON AND PREFERRED STOCKHOLDERS:

BANK AUSTRIA CREDITANSTALT
CORPORATE FINANCE, INC.

By:
Name:
Title:

BEAR, STEARNS & CO, INC.

By:
Name:
Title:

GMAC COMMERCIAL FINANCE

By:
Name:
Title:

CITIBANK, N.A.

By:
Name:
Title:

CITICORP. DEL-LEASE, INC.

By:
Name:
Title:

COPPER BEECH HOLDINGS LLC

By:
Name:
Title:

CREDIT SUISSE FIRST BOSTON

By:
Name:
Title:

DEUTSCHE BANK TRUST COMPANY
AMERICAS

By:
Name:
Title:

ERSTE BANK

By:
Name:
Title:

FIRST BANK

By:
Name:
Title:

FSC CORP.

By:
Name:
Title:

GENERAL ELECTRIC CAPITAL
CORPORATION

By:
Name:
Title:

PHOENIX FUNDING I, LLC

By:
Name:
Title:

RZB FINANCE LLC

By:
Name:
Title:

THE BANK OF NOVA SCOTIA

By:
Name:
Title:

NATIONSRENT UNSECURED CREDITOR'S
LIQUIDATING TRUST

By:
Name: Perry Mandarino
Title: Trustee

BAUPOST PRIVATE INVESTMENTS A-1, L.L.C.

By Baupost Limited Partnership 1983 A-1,
its sole Member

By The Baupost Group, L.L.C.,
its Managing General Partner

By:
Name: Thomas W. Blumenthal
Title: Managing Director

BAUPOST PRIVATE INVESTMENTS B-1, L.L.C.

By Baupost Limited Partnership 1983 B-1,
its sole Member

By The Baupost Group, L.L.C.,
its Managing General Partner

By:
Name: Thomas W. Blumenthal
Title: Managing Director

BAUPOST PRIVATE INVESTMENTS C-1, L.L.C.

By Baupost Limited Partnership 1983 C-1,
its sole Member

By The Baupost Group, L.L.C.,
its Managing General Partner

By:
Name: Thomas W. Blumenthal
Title: Managing Director

BAUPOST PRIVATE INVESTMENTS H-1, L.L.C.

By HB Institutional Limited Partnership,
its sole Member

By The Baupost Group, L.L.C.,
its Managing General Partner

By:
Name: Thomas W. Blumenthal
Title: Managing Director

BAUPOST PRIVATE INVESTMENTS P-1, L.L.C.

By PB Institutional Limited Partnership,
its sole Member

By The Baupost Group, L.L.C.,
its Managing General Partner

By:
Name: Thomas W. Blumenthal
Title: Managing Director

BAUPOST PRIVATE INVESTMENTS Y-1, L.L.C.

By YB Institutional Limited Partnership,
its sole Member

By The Baupost Group, L.L.C.,
its Managing General Partner

By:
Name: Thomas W. Blumenthal
Title: Managing Director

BAUPOST PRIVATE INVESTMENTS BVI-1, L.L.C.

By Baupost Value Partners, L.P.-I,
its sole Member

By The Baupost Group, L.L.C.,
its Managing General Partner

By:
Name: Thomas W. Blumenthal
Title: Managing Director

BAUPOST PRIVATE INVESTMENTS BVII-1, L.L.C.

By Baupost Value Partners, L.P.-II,
its sole Member

By The Baupost Group, L.L.C.,
its Managing General Partner

By:
Name: Thomas W. Blumenthal
Title: Managing Director

BAUPOST PRIVATE INVESTMENTS BVIII-1, L.L.C.

By Baupost Value Partners, L.P.-III,
its sole Member

By The Baupost Group, L.L.C.,
its Managing General Partner

By:
Name: Thomas W. Blumenthal
Title: Managing Director

KZH CYPRESS TREE-I LLC

By:
Name:
Title:

FIRST DOMINION FUNDING I

By:
Name:
Title:

FIRST DOMINION FUNDING III

By:
Name:
Title:

CYPRESSTREE INVESTMENT PARTNERS I,
LTD.

By:
Name:
Title:

CYPRESSTREE INVESTMENT PARTNERS II,
LTD.

By:
Name:
Title:

FIRST ALL AMERICAN FINANCIAL LIFE

By:
Name:
Title:

FIRST SOURCE LOAN OBLIGATIONS
INSURED TRUST

By:
Name:
Title:

INDOSUEZ CAPITAL FUNDING III, LIMITED

By Indosuez Capital as Portfolio Advisor

By:
Name:
Title:

INDOSUEZ CAPITAL FUNDING IIA, LIMITED

By Indosuez Capital as Portfolio Advisor

By:
Name:
Title:

MORGAN GUARANTY TRUST CO.

By:
Name:
Title:

JP MORGAN CHASE BANK

By:
Name:
Title:

REDWOOD MASTER FUND, LTD.

By:
Name:
Title:

VAN KAMPEN CLO II, LIMITED

By:
Name:
Title:

VAN KAMPEN CLO I, LIMITED

By:
Name:
Title:

EXHIBIT A

COMMON STOCKHOLDERS

Bank Austria Creditanstalt Corporate Finance, Inc. 150 East 42nd Street New York, NY 10017 Attention: Joanna DiMaggio Telephone: (212) 672-5508 Facsimile: (212) 672 5908	Citicorp. Del-Lease, Inc. 450 Mamaroneck Ave, 4th floor/zone 7 Harrison, NY 10528 Attention: Thomas Rappazzo (primary) Telephone:(914) 899-7176 Facsimile: (914) 899-7602

Baupost Group Securities, LLC. 10 St. James Avenue Suite 2000 Boston , MA 02116 Attention: Jim Mooney Telephone: (617) 497-6680 Facsimile: n/a	Copper Beech Holdings LLC 120 Long Ridge Road Stamford, CT 06927 Attention: Michael Coyle Telephone: (203) 961-2561 Facsimile: n/a

Bear, Stearns & Co, Inc. 383 Madison Avenue 8th Floor New York, NY 10179 Attention: Paul Marhan (Primary) Telephone: (212) 272-6161 Facsimile: (212) 272-8079	First Dominion Funding I First Dominion Funding III 466 Lexington Ave, 14th Floor New York, NY 10172 Attention: Thomas Flannery Telephone: (212) 201-9032 Facsimile: (212) 983-4117

Sankaty High Yield Partners II, L.P.
Brant Point CBO 1999-1, LTD.
Great Point CLO 1999-1 LTD.
111 Huntington Ave.
Boston, MA 02199
Attention: Diane Exter (primary)
Telephone: (617) 516-2730
Facsimile: (617) 516-2710	Credit Suisse First Boston International 11 Madison Ave, 5th Floor New York, NY 10010 Attention: Joseph Brosnan Telephone: (212) 538-6796 Facsimile: (212) 538-8119

KZH Cypress Tree-I LLC 450 West 33rd Street, 15th Floor New York, NY 10001 Attention: Virginia Conway Telephone: (212) 622-9353 Facsimile: (212) 622-0123	CypressTree Investment Partners I, Ltd.
CypressTree Investment Partners II, Ltd.
First All America Financial Life
8 Fanueil Hall, #4
Boston, MA 02109
Attention: n/a
Telephone: (617) 646-0633
Facsimile: (617) 646-0646

Citibank, N.A. 250 West Street, 8th floor New York, NY 10013 Attention: Carlton Klein (Primary) Telephone: (212) 723-3261 Facsimile: (212) 723-3899	Deutsche Bank Trust Company Americas 31 West 52 Street New York, NY 10019 Attention: Clarke Peterson (Primary) Telephone: (646) 324-2277 Facsimile: (646) 324-7441

Erste Bank 280 Park Avenue, 32nd Floor New York, NY 10017 Attention: Lynne McCarthy (Primary) Telephone: (212) 984-5636 Facsimile: (212) 984-5626	Indosuez Capital Funding IIA, Limited Indosuez Capital Funding III, Limited 666 Third Avenue, 9th Floor New York, NY 10017 Attention: Paul Travers Telephone: (646) 658-2232 Facsimile: (646) 658-2254

First Bank 16900 Goldenwest Street Huntington Beach, CA 92647 Attention: Liz Van De Vanter Telephone: (714) 375-7020 Facsimile: (714) 375-7051	Morgan Guaranty Trust Co. 380 Madison Ave, 9th Floor New York, NY 10017-2591 Attention: Anna Marie Fallon (Primary) Telephone: (212) 622-8395 Facsimile: (212) 622-4834

First Source Loan Obligations Insured Trust 2850 W. Golf Road, Suite 520 Rolling Meadows, IL 60008 Attention: Tad Giyan Telephone: (847) 734-7972 Facsimile: (847) 734-7910	JP Morgan Chase Bank 270 Park Avenue New York, NY 10017 Attention: Michael Kerrane Telephone: (212) 270-6479 Facsimile: (212) 270-7968

FSC Corp. 175 Federal Street, 11/F Boston, MA 02110 Attention: John J. Quintal Telephone: (617) 434-7891 Facsimile: (617) 434-6175	Phoenix Funding I, LLC 70 Federal Street, 7th Fl. Boston, MA 02110 Attention: John Giberti Telephone: (617) 488-1600 Facsimile: (617) 488-1660

General Electric Capital Corporation 401 Merritt 7, 2nd Floor Norwalk, CT 06856 Attention: Jeff Fitts Telephone: (203) 229-1920 Facsimile: (203) 229-1992	Redwood Master Fund, Ltd. 910 Sylvan Avenue Englewood Cliff, NJ 07632 Attention: Evan Bernardi Telephone: (201) 227-5040 Facsimile: n/a

GMAC Commercial Finance 1290 Avenue of the Americas, 3rd Floor New York, NY 10104 Attention: Marline Alexander-Thomas Telephone: (212) 884-7262 Facsimile: (212) 884-7399	RZB Finance LLC 1133 Avenue of the Americas, 16th Floor New York, NY 10036 Attention: Christopher Hoedl Telephone: (212) 845-4116 Facsimile: (212) 944-2093

The Bank of Nova Scotia One Liberty Plaza New York, NY 10006 Attention: Norman Gillespie Telephone: (212) 225-6405 Facsimile: (212) 225-5205	Van Kampen CLO I, Limited Van Kampen CLO II, Limited One Parkview Plaza Oakbrook Terrace, IL 60181 Attention: Donna Tucker Telephone: (630) 684-6339 Facsimile: (630) 684-6740

NationsRent Unsecured Creditor's Liquidating Trust Traxi LLC 212 West 34th Street New York, NY 10001 Attention: Perry Mandarino Telephone: (212) 465-1935 Facsimile: (212) 465-1919	Credit Suisse First Boston 11 Madison Avenue, 5th Floor New York, NY 10010 Attention: Joseph Brosnan Telephone: (212) 538-6796 Facsimile: (212) 538-8119

EXHIBIT B

PREFERRED STOCKHOLDERS

Bank Austria Creditanstalt Corporate Finance, Inc. 150 East 42nd Street New York, NY 10017 Attention: Joanna DiMaggio Telephone: (212) 672-5508 Facsimile: (212) 672 5908	Citicorp. Del-Lease, Inc. 450 Mamaroneck Ave, 4th floor/zone 7 Harrison, NY 10528 Attention: Thomas Rappazzo (primary) Telephone: (914) 899-7176 Facsimile: (914) 899-7602

Baupost Group Securities, LLC. 10 St. James Avenue Suite 2000 Boston , MA 02116 Attention: Jim Mooney Telephone: (617) 497-6680 Facsimile: n/a	Copper Beech Holdings LLC 120 Long Ridge Road Stamford, CT 06927 Attention: Michael Coyle Telephone: (203) 961-2561 Facsimile: n/a

Bear, Stearns & Co, Inc. 383 Madison Avenue 8th Floor New York, NY 10179 Attention: Paul Marhan (Primary) Telephone: (212) 272-6161 Facsimile: (212) 272-8079	First Dominion Funding I First Dominion Funding III 466 Lexington Ave, 14th Floor New York, NY 10172 Attention: Thomas Flannery Telephone: (212) 201-9032 Facsimile: (212) 983-4117

Sankaty High Yield Partners II, L.P.
Brant Point CBO 1999-1, LTD.
Great Point CLO 1999-1 LTD.
111 Huntington Ave.
Boston, MA 02199
Attention: Diane Exter (primary)
Telephone: (617) 516-2730
Facsimile: (617) 516-2710	Credit Suisse First Boston International 11 Madison Ave, 5th Floor New York, NY 10010 Attention: Joseph Brosnan Telephone: (212) 538-6796 Facsimile: (212) 538-8119

KZH Cypress Tree-I LLC 450 West 33rd Street, 15th Floor New York, NY 10001 Attention: Virginia Conway Telephone: (212) 622-9353 Facsimile: (212) 622-0123	CypressTree Investment Partners I, Ltd.
CypressTree Investment Partners II, Ltd.
First All America Financial Life
8 Fanueil Hall, #4
Boston, MA 02109
Attention: n/a
Telephone: (617) 646-0633
Facsimile: (617) 646-0646

Citibank, N.A. 250 West Street, 8th floor New York, NY 10013 Attention: Carlton Klein (Primary) Telephone:(212) 723-3261 Facsimile: (212) 723-3899	Deutsche Bank Trust Company Americas 31 West 52 Street New York, NY 10019 Attention: Clarke Peterson (Primary) Telephone: (646) 324-2277 Facsimile: (646) 324-7441

Erste Bank 280 Park Avenue, 32nd Floor New York, NY 10017 Attention: Lynne McCarthy (Primary) Telephone: (212) 984-5636 Facsimile: (212) 984-5626	Indosuez Capital Funding IIA, Limited Indosuez Capital Funding III, Limited 666 Third Avenue, 9th Floor New York, NY 10017 Attention: Paul Travers Telephone: (646) 658-2232 Facsimile: (646) 658-2254

First Bank 16900 Goldenwest Street Huntington Beach, CA 92647 Attention: Liz Van De Vanter Telephone: (714) 375-7020 Facsimile: (714) 375-7051	Morgan Guaranty Trust Co. 380 Madison Ave, 9th Floor New York, NY 10017-2591 Attention: Anna Marie Fallon (Primary) Telephone: (212) 622-8395 Facsimile (212) 622-4834

First Source Loan Obligations Insured Trust 2850 W. Golf Road, Suite 520 Rolling Meadows, IL 60008 Attention: Tad Giyan Telephone: (847) 734-7972 Facsimile: (847) 734-7910	JP Morgan Chase Bank 270 Park Avenue New York, NY 10017 Attention: Michael Kerrane Telephone: (212) 270-6479 Facsimile: (212) 270-7968

FSC Corp. 175 Federal Street, 11/F Boston , MA 02110 Attention: John J. Quintal Telephone: (617) 434-7891 Facsimile: (617) 434-6175	Phoenix Funding I, LLC 70 Federal Street, 7th Fl. Boston, MA 02110 Attention: John Giberti Telephone: (617) 488-1600 Facsimile: (617) 488-1660

General Electric Capital Corporation 401 Merritt 7, 2nd Floor Norwalk, CT 06856 Attention: Jeff Fitts Telephone: (203) 229-1920 Facsimile: (203) 229-1992	Redwood Master Fund, Ltd. 910 Sylvan Avenue Englewood Cliff, NJ 07632 Attention: Evan Bernardi Telephone: (201) 227-5040 Facsimile: n/a

GMAC Commercial Finance 1290 Avenue of the Americas, 3rd Floor New York, NY 10104 Attention: Marline Alexander-Thomas Telephone: (212) 884-7262 Facsimile: (212) 884-7399	RZB Finance LLC 1133 Avenue of the Americas, 16th Floor New York, NY 10036 Attention: Christopher Hoedl Telephone: (212) 845-4116 Facsimile: (212) 944-2093

The Bank of Nova Scotia One Liberty Plaza New York, NY 10006 Attention: Norman Gillespie Telephone: (212) 225-6405 Facsimile: (212) 225-5205	Van Kampen CLO I, Limited Van Kampen CLO II, Limited One Parkview Plaza Oakbrook Terrace, IL 60181 Attention: Donna Tucker Telephone: (630) 684-6339 Facsimile: (630) 684-6740

NationsRent Unsecured Creditor's Liquidating Trust Traxi LLC 212 West 34th Street New York, NY 10001 Attention: Perry Mandarino Telephone: (212) 465-1935 Facsimile: (212) 465-1919	Credit Suisse First Boston 11 Madison Avenue, 5th Floor New York, NY 10010 Attention: Joseph Brosnan Telephone: (212) 538-6796 Facsimile: (212) 538-8119